[LOGO]
                       THE ZWEIG TOTAL RETURN FUND, INC.





                                  ANNUAL REPORT
                                -----------------
                                December 31, 1997

                                                                February 2, 1998



Dear Shareholder:

     The Zweig Total Return Fund's net asset value increased 14.6% during the year ended December 31, 1997, including $0.84 in reinvested distributions.

     During the fourth quarter of 1997, the Fund's net asset value gained 1.4%, including $0.24 in reinvested distributions.

     Consistent with our policy of seeking to minimize risk while earning superior returns over complete market cycles, our average exposure during 1997 was approximately 74%.

================================================================================
                              DISTRIBUTION DECLARED
================================================================================

     In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced on January 2, 1998, a distribution of $0.07 per share payable on January 9, 1998 to shareholders of record on December 31, 1997. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's total distribution to shareholders for tax purposes in 1997 was $0.84. This brings our total payout since the Fund's inception to $8.38.

     Of the $0.84 taxable in 1997, $0.58 is ordinary income and $0.26 represents long-term capital gains. Of the capital gains, 45.7% are taxable at the 28% rate and 54.3% are taxable at the 20% rate.

================================================================================
                                 MARKET OUTLOOK
================================================================================

     At this writing, our bond exposure is at 49% compared with 43% on October 16, 1997. If we were fully invested, our Fund would be at 62-1/2% for bonds and 37-1/2% for stocks. Consequently, at 49%, we are at 78% of a full position (49%/62-1/2%). This represents our moderately bullish stance on bonds.

     Responding to our positive view on bonds, we have increased our duration, or sensitivity to interest rates, to 5.3 years from 5 years at the end of the third quarter. This rate is higher than the average figure of 4.8 years at most bond funds.

     The turmoil in Southeast Asia has had a positive impact on the bond market thus far. We have seen a so-called flight to quality, with many investors switching to bonds in an attempt to protect their investments. This buying resulted in the lowest yields for long-term bonds since January, 1996.

     The Asian crisis has had another positive result for bonds. One of Asia's problems is a huge overcapacity of manufacturing production. This is causing companies there to speed up exports by cutting prices, thus spreading world-wide disinflation. The economic slump in Asia will knock off a bit from our Gross National Product, perhaps half a percent or so. But it will also lop off a bit from our inflation rate, which is already low and falling. Lower inflation, of course, is good for bonds.

     Even if Asia's financial markets stabilize, their economies will remain weak for quite some time. They will have a surplus of certain goods which they will try to export, keeping further pressure on domestic prices. The worry here is that lower import prices will slice domestic profit margins. That only holds true for certain industries with wide Asian exposure.

     Our bond model is moderately bullish primarily because prices of so many commodities are falling. The Consumer Price Index is up only 1.7% from a year ago, the smallest increase in eleven years, while the more sensitive Producer Price Index is actually down 1.4%.

     The weakness in commodity prices is reflected in the various indices compiled by the Commodity Research Bureau. Base metals like copper, nickel, aluminum, lead, and zinc are all down. Oil and lumber are also lower. Softness in commodity prices is a big plus for bonds.

     Lower  inflation  is also a positive  for  stocks.  Our equity  position is
currently  at  34%.  At  this  figure,   we  are  at  91%  of  a  full  position
(34%/37-1/2%). This is in line with my current bullish stock models.

     For many years, people, myself included, have said that the markets are not cheap. Measured in terms of a multiple of earnings per share, market returns are close to a record high of 21.6 times estimated S&P earnings. In evaluating this figure, it is important to note that lower inflation and lower interest rates usually go hand in hand with higher price/earnings ratios. A dollar's worth of earnings or a dollar's worth of growth are worth more when rates are low. Am I nervous about P/E's being so high? Yes. I don't know whether the rubber band is stretched too far. However, I believe that if we don't have rampant inflation or negative earnings, the market is probably priced about right. The market is not cheap but that doesn't mean it can't go higher.

     My monetary indicators are bullish because interest rates have come down and bond yields are at multi-year lows. My economic yardsticks are basically positive because prices of so many commodities have declined, pointing to low inflation and low interest rates. With pessimism picking up after the break in October, my sentiment indicators are moderately positive. We don't have extreme pessimism right now but, with enough nervousness out there, I don't see the type of optimism generally associated with a market top.

     Overall, my indicators are bullish but, like all things, they could change. If conditions deteriorate, I will always be ready to reduce our exposure to the market in line with my risk-averse strategy.

================================================================================
                              PORTFOLIO COMPOSITION
================================================================================

     Reflecting our investment policy guidelines, all of our bonds are U.S. Government obligations. As indicated earlier, the average duration of the bond portion of our portfolio is 5.3 years. Since these bonds are liquid, they give us the flexibility to adjust quickly to changing market conditions.

     Implementing my basic allocation strategy, the majority of our equities continue to be bought and sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. Various criteria are used to evaluate and rank the most liquid stocks with the highest dividend yields.

     There was little change in the composition of our leading industry groups during the fourth quarter. This listing still includes utilities and financial services (both of which increased because of additional acquisitions and price appreciation), oil and oil services, investment companies, manufacturing, and metals.

     Our top individual positions still include Ford, Bear Stearns, Sun, and RJR/Nabisco. New to this listing because of increased purchases are General Public Utilities, General Motors, Columbia Gas, CMS Energy, New York State Electric & Gas, and Edison International.

     Still prominent in our portfolio,  but with somewhat smaller exposure,  are
Ahmanson,  Ashland,  YPF,  ARCO  (Atlantic  Richfield),   Caliber  Systems,  and
USX-Marathon.

     One  of  the  most  frequently   asked  questions  is  the  calculation  of
performance on our Fund. An illustration appears on the next page.


                      Sincerely,

                      /s/ Martin E. Zweig
                      Martin E. Zweig, Ph.D.
                      Chairman

================================================================================
I bought The Zweig Total Return Fund (ZTR) when it first came out in 1988 for $10.00 per share. Over 9 years later, at the end of December, 1997, the Fund was only trading for $9.4375. It seems that the Fund lost money. Am I missing something?
================================================================================

-----------------              -------------------------------------------           ----------------------
      1988                                   1988-1997                                       1997
-----------------              -------------------------------------------           ----------------------
 $10.00=value of       plus    $8.31 paid                 $8.31 bought               1 share  purchased  at
   1 share at                  on one share      then     an additional              inception  plus 1.49
    inception                  from 1988-                 1.49 shares of             shares  received as a
                               1997 as a re-              ZTR through                result of reinvesting
                               sult of the                the distribution           $8.31 in more  shares
                               10% payout                 reinvestment               of ZTR = 2.49  shares
                               policy                     plan                       held at the end of
                                                                                     1997.
-----------------              -------------------------------------------           ----------------------



--------------------------------------------------------------------------------
                             Performance Calculation

        Based on the closing price of The Zweig Total Return Fund on the New York Stock Exchange on December 31, 1997:

Shareholder owns 2.49 shares
Closing Price on NYSE is $9.4375
Shareholder's account value is $23.50 (2.49 x $9.4375)
Shareholder's account value at inception was $10.00 (1 x $10.00)

                     $23.50 Ending value
                     -10.00 Beginning value
                     -----------------------
                     $13.50 Increase in Value

Total Return = 135% ($13.50/$10.00 x 100)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shareholders  receiving  distributions  in cash  would  have a return  of 77.5%.
$8.31(distributions)   +  $9.4375  (NYSE  price  12/31/97)  $17.75  -  $10.00  =
$7.75/10.00x100.
This return does not include any return you may have earned from  investing  the cash elsewhere.
--------------------------------------------------------------------------------


Conclusion: Performance cannot be measured by looking only at the beginning and ending stock price.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
COMMON STOCKS                                                        36.82%
AEROSPACE & DEFENSE                                                   0.20%
     Raytheon Co., Class A ................................................           27,673      $   1,364,625
                                                                                                  -------------
AUTOMOTIVE                                                            2.04%
     Chrysler Corp. .......................................................           62,800          2,209,775
     Ford Motor Co. .......................................................          112,800          5,491,950
     General Motors Corp. .................................................           71,500          4,334,687
     Volvo AB, ADR ........................................................           64,900          1,752,300
                                                                                                  -------------
                                                                                                     13,788,712
                                                                                                  -------------
CHEMICALS                                                             1.45%
     Albemarle Corp. ......................................................           36,300            866,663
     B.F. Goodrich Co. ....................................................           34,100          1,413,018
     Dow Chemical Co. .....................................................           36,500          3,704,750
     Millennium Chemicals, Inc. ...........................................           35,100            827,044
     Rohm and Haas Co. ....................................................           24,100          2,307,575
     Wellman, Inc. ........................................................           35,600            694,200
                                                                                                  -------------
                                                                                                      9,813,250
                                                                                                  -------------
CONSUMER DURABLES                                                     0.79%
     Cooper Tire & Rubber Co. .............................................           97,400          2,374,125
     Huffy Corp. ..........................................................           13,200            178,200
     Whirlpool Corp. ......................................................           50,600          2,783,000
                                                                                                  -------------
                                                                                                      5,335,325
                                                                                                  -------------
CONTAINERS & PACKAGING                                                0.06%
     Sea Containers Ltd., Class A .........................................           12,100            387,200
                                                                                                  -------------
ELECTRONICS                                                           0.53%
     General Motors Corp., Class H ........................................           41,100          1,518,131
     Hitachi Ltd., ADR ....................................................            5,000            345,938
     Philips Electronics N.V., ADR ........................................           28,000          1,694,000
                                                                                                  -------------
                                                                                                      3,558,069
                                                                                                  -------------
FINANCIAL SERVICES                                                    4.50%
     A.G. Edwards & Sons, Inc. ............................................           82,600          3,283,350
     Bear, Stearns & Co., Inc. ............................................           94,882          4,506,895
     Charter One Financial, Inc. ..........................................           23,545          1,486,278
     Fremont General Corp. ................................................           29,500          1,615,125
     H.F. Ahmanson & Co. ..................................................           54,600          3,654,788
     Lincoln National Corp. ...............................................           21,900          1,710,937
     Old Republic International Corp. .....................................           38,500          1,431,719
     Orion Capital Corp. ..................................................           25,400          1,179,512

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
FINANCIAL SERVICES--(CONTINUED)
     PaineWebber Group Inc. ...............................................          102,100      $   3,528,831
     PIMCO Advisors L.P., Class A .........................................           18,600            561,488
     Providian Corp. ......................................................           80,600          3,642,112
     Selective Insurance Group, Inc. ......................................           19,600            529,200
     St. Paul Bancorp Inc. ................................................           12,100            317,625
     Travelers Group Inc. .................................................           56,300          3,033,163
                                                                                                  -------------
                                                                                                     30,481,023
                                                                                                  -------------
FOOD & BEVERAGE                                                       0.25%
     Adolph Coors Co., Class B ............................................           50,600          1,682,450
                                                                                                  -------------
HOME BUILDERS & MATERIALS                                             0.19%
     Kaufman & Broad Home Corp. ...........................................           29,500            661,906
     Lafarge Corp. ........................................................           20,800            614,900
                                                                                                  -------------
                                                                                                      1,276,806
                                                                                                  -------------
INDUSTRIAL SERVICES                                                   0.69%
     Browning-Ferris Industries Inc. ......................................           97,100          3,592,700
     Ogden Corp. ..........................................................           38,400          1,082,400
                                                                                                  -------------
                                                                                                      4,675,100
                                                                                                  -------------
INVESTMENT COMPANIES                                                  2.06%
     Argentina Fund, Inc. .................................................           23,700            309,581
     Blackrock 2001 Term Trust, Inc. ......................................           29,000            250,125
     Blackrock Strategic Term Trust, Inc. .................................           29,000            246,500
     Brazil Fund, Inc. ....................................................           25,800            541,800
     Central European Equity Fund .........................................           18,600            340,613
     Chile Fund, Inc. .....................................................           24,600            438,187
     Clemente Global Growth Fund, Inc. ....................................           13,100            123,631
     Emerging Markets Infrastructure Fund, Inc. ...........................           67,500            793,125
     Emerging Markets Telecommunications Fund, Inc. .......................           24,600            329,025
     Emerging Mexico Fund, Inc. ...........................................           16,400            174,250
     G. T. Global Eastern Europe Fund .....................................           17,200            217,150
     Gabelli Equity Trust, Inc. ...........................................           37,700            440,618
     Gabelli Global Multimedia Trust Fund, Inc. ...........................           51,700            452,375
     India Fund, Inc. .....................................................           19,200            141,600
     Italy Fund, Inc. .....................................................           16,100            173,075
     Latin American Discovery Fund ........................................           22,600            405,388
     Mexico Equity & Income Fund, Inc. ....................................           17,100            182,756
     Mexico Fund, Inc. ....................................................           74,400          1,529,850
     Morgan Stanley Asia-Pacific Fund, Inc. ...............................           49,400            367,412
     Morgan Stanley Emerging Markets Fund, Inc. ...........................           64,300            839,919
     Morgan Stanley India Investment Fund, Inc. ...........................           15,900            133,163
     New Germany Fund, Inc. ...............................................           61,100            824,850
     Portugal Fund, Inc. ..................................................           16,700            264,069
     Royce Value Trust, Inc. ..............................................           70,160          1,056,785

                        THE ZWEIG TOTAL RETURN FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
INVESTMENT COMPANIES--(Continued)
     Southern Africa Fund, Inc. ...........................................           14,900         $  188,113
     Spain Fund, Inc. .....................................................           11,600            168,200
     Swiss Helvetia Fund, Inc. ............................................           40,800          1,119,450
     Taiwan Fund, Inc. ....................................................           39,500            651,750
     Templeton China World Fund, Inc. .....................................           20,400            170,850
     Templeton Dragon Fund, Inc. ..........................................           68,800            739,600
     Tri-Continental Corp. ................................................           12,400            330,925
                                                                                                  -------------
                                                                                                     13,944,735
                                                                                                  -------------
LODGING                                                               0.04%
     Marcus Corp. .........................................................           16,500            304,219
                                                                                                  -------------
MANUFACTURING                                                         2.27%
     Aeroquip-Vickers, Inc. ...............................................           27,100          1,329,593
     Borg-Warner Automotive, Inc. .........................................           23,600          1,227,200
     Brown Group, Inc. ....................................................           26,000            346,125
     Cummins Engine Company, Inc. .........................................           51,900          3,065,344
     Dexter Corp. .........................................................           14,900            643,494
     Excel Industries, Inc. ...............................................           18,000            325,125
     Herman Miller, Inc. ..................................................           19,200          1,047,600
     Johnson Controls, Inc. ...............................................           26,000          1,241,500
     PACCAR, Inc. .........................................................           13,400            703,500
     Simpson Industries, Inc. .............................................           20,300            238,525
     Standard Products Co. ................................................           22,200            568,875
     Timken Co. ...........................................................           76,300          2,622,813
     Trinity Industries, Inc. .............................................           44,600          1,990,275
                                                                                                  -------------
                                                                                                     15,349,969
                                                                                                  -------------
METALS & MINING                                                       2.50%
     AK Steel Holding Corp. ...............................................           85,200          1,506,975
     Alcan Aluminium Ltd. .................................................           71,200          1,966,900
     ASARCO, Inc. .........................................................           95,500          2,142,781
     Birmingham Steel Corp. ...............................................           25,000            393,750
     British Steel Plc, ADR ...............................................           80,700          1,730,006
     Cleveland-Cliffs, Inc. ...............................................            6,400            293,200
     Cyprus Amax Minerals Co. .............................................           92,800          1,426,800
     Oregon Steel Mills, Inc. .............................................           52,800          1,125,300
     Phelps Dodge Corp. ...................................................           41,300          2,570,925
     Quanex Corp. .........................................................           13,800            388,125
     USX-U.S. Steel Group .................................................          107,400          3,356,250
                                                                                                  -------------
                                                                                                     16,901,012
                                                                                                  -------------

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
OIL & OIL SERVICES                                                    5.09%
     Ashland Inc. .........................................................           67,600      $   3,629,275
     Atlantic Richfield Co. ...............................................           44,600          3,573,575
     Elf Aquitaine S.A., ADR ..............................................           42,500          2,491,563
     Equitable Resources, Inc. ............................................           27,700            979,888
     Helmerich & Payne, Inc. ..............................................           11,400            773,775
     Mobil Corp. ..........................................................           28,900          2,086,218
     Murphy Oil Corp. .....................................................           34,000          1,842,375
     Occidental Petroleum Corp. ...........................................           98,100          2,875,556
     Pennzoil Co. .........................................................           51,200          3,420,800
     Phillips Petroleum Co. ...............................................           24,700          1,201,038
     Sun Company, Inc. ....................................................          104,300          4,387,118
     USX-Marathon Group ...................................................          104,700          3,533,625
     YPF Sociedad Anonima, ADR ............................................          108,100          3,695,669
                                                                                                  -------------
                                                                                                     34,490,475
                                                                                                  -------------
PAPER & FOREST PRODUCTS                                               0.79%
     Bowater Inc. .........................................................           62,900          2,795,119
     Fort James Corp. .....................................................           61,400          2,348,550
     Pope & Talbot, Inc. ..................................................           15,900            239,494
                                                                                                  -------------
                                                                                                      5,383,163
                                                                                                  -------------
RETAIL TRADE & SERVICES                                               0.80%
     Dayton Hudson Corp. ..................................................           28,800          1,944,000
     Ross Stores, Inc. ....................................................           17,000            618,375
     Shopko Stores Inc. ...................................................           30,700            667,725
     Supervalu Inc. .......................................................           52,100          2,181,687
                                                                                                  -------------
                                                                                                      5,411,787
                                                                                                  -------------
TECHNOLOGY                                                            1.42%
     Applied Materials Inc. ...............................................           23,200(a)         698,900
     Dell Computer Corp. ..................................................           30,800(a)(b)    2,587,200
     Digital Equipment Corp. ..............................................           32,300(a)       1,195,100
     Harris Corp. .........................................................           32,800          1,504,700
     Intel Corp. ..........................................................           20,600          1,447,150
     Microsoft Corp. ......................................................           16,900(a)       2,184,325
                                                                                                  -------------
                                                                                                      9,617,375
                                                                                                  -------------
TELECOMMUNICATIONS                                                    1.77%
     BCE Inc. .............................................................          26,800            892,775
     Comsat Corp. .........................................................           94,300          2,286,775
     Telecomunicacoes Brasileiras, S.A., ADR. .............................           22,300          2,596,556
     Telefonica de Espana, S.A., ADR ......................................           35,100          3,196,294
     Telefonos de Mexico, S.A., ADR .......................................           53,400          2,993,738
                                                                                                  -------------
                                                                                                     11,966,138
                                                                                                  -------------

                        THE ZWEIG TOTAL RETURN FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
TOBACCO                                                               0.72%
     RJR Nabisco Holdings Corp. ...........................................          116,100      $   4,353,750
     Universal Corp. ......................................................           13,000            534,625
                                                                                                  -------------
                                                                                                      4,888,375
                                                                                                  -------------
TRANSPORTATION                                                        2.09%
     British Airways Plc, ADR .............................................            8,100            758,869
     Caliber Systems, Inc. ................................................           63,100          3,072,181
     Canadian Pacific Ltd. ................................................          125,400          3,417,150
     CNF Transportation, Inc. .............................................           46,200          1,772,925
     GATX Corp. ...........................................................           13,300            965,081
     KLM Royal Dutch Airlines N.V., ADR ...................................           30,145          1,137,974
     Rollins Truck Leasing Corp. ..........................................           21,000            375,375
     Ryder System, Inc. ...................................................           82,000          2,685,500
                                                                                                  -------------
                                                                                                     14,185,055
                                                                                                  -------------
UTILITIES--ELECTRIC & NATURAL GAS                                     6.57%
     Allegheny Energy, Inc. ...............................................           25,900            841,750
     American Electric Power Co., Inc. ....................................           31,400          1,621,025
     CMS Energy Corp. .....................................................           87,200          3,842,250
     Columbia Gas System, Inc. ............................................           50,300          3,951,694
     DQE Inc. .............................................................           37,250          1,308,406
     DTE Energy Co. .......................................................           46,100          1,599,093
     Edison International .................................................          140,200          3,811,688
     FPL Group, Inc. ......................................................           60,200          3,563,087
     FirstEnergy Co. ......................................................           28,800            835,200
     GPU, Inc. ............................................................          106,300          4,477,888
     IPALCO Enterprises, Inc. .............................................            6,600            276,787
     New York State Electric & Gas Corp. ..................................          108,000          3,834,000
     Pacific Enterprises ..................................................           34,800          1,309,350
     PacifiCorp. ..........................................................           33,600            917,700
     PECO Energy Co. ......................................................           21,900            531,075
     PG&E Corp. ...........................................................           96,800          2,946,350
     Pinnacle West Capital Corp. ..........................................           57,400          2,432,325
     PP&L Resources, Inc. .................................................           36,600            876,113
     Public Service Co. of New Mexico .....................................           41,600            985,400
     Sierra Pacific Resources .............................................            9,300            348,750
     Transcanada Pipelines Ltd. ...........................................           46,700          1,044,912
     United Illuminating Co. ..............................................            6,500            298,594
     UtiliCorp United Inc. ................................................           36,200          1,405,013
     Valero Energy Corp. ..................................................           45,800          1,439,838
                                                                                                  -------------
                                                                                                     44,498,288
                                                                                                  -------------
            Total Common Stocks ($212,906,716) ............................                         249,303,151
                                                                                                  -------------

                                                                                  Principal           Value
                                                                                   Amount           (Note 1)
                                                                                 -----------      -------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                        51.41%
     Federal National Mortgage Association, 6.85%, 4/5/2004 ...............      $10,385,000      $  10,849,095
     United States Treasury Bonds, 10.750%, 5/15/2003 .....................       15,000,000         18,421,875
     United States Treasury Bonds, 7.25%, 8/15/2022 .......................       45,500,000         52,566,696
     United States Treasury Bonds, 7.50%, 11/15/2024 ......................       36,500,000         43,663,125
     United States Treasury Notes, 6.25%, 8/31/2000 .......................       13,500,000         13,681,400
     United States Treasury Notes, 5.625%, 11/30/2000 .....................       19,745,000         19,714,139
     United States Treasury Notes, 7.50%, 2/15/2005 .......................       16,300,000         17,914,710
     United States Treasury Notes, 6.50%, 5/15/2005 .......................        7,600,000          7,925,371
     United States Treasury Notes, 6.875%, 5/15/2006 ......................       71,600,000         76,656,750
     United States Treasury Notes, 6.50%, 10/15/2006 ......................       82,800,000         86,733,000
                                                                                                  -------------
            Total United States Government & Agency Obligations
            (Cost $334,581,993) ...........................................                         348,126,161
                                                                                                  -------------
SHORT-TERM INVESTMENTS                                               10.78%
     Baker Hughes, Inc., 6.70%, 1/02/98 ...................................       26,500,000         26,495,068
     TRW, Inc., 6.60%, 1/02/98 ............................................       21,500,000         21,496,058
     Volkswagen of America Inc., 6.60%, 1/02/98 ...........................       25,000,000         24,995,417
                                                                                                  -------------
            Total Short-Term Investments (Cost $72,986,543) ...............                          72,986,543
                                                                                                  -------------
            Total Investments (Cost $620,475,252) -99.01% .................                       $ 670,415,855
            Other Assets less liabilities - 0.99% .........................                           6,717,199
                                                                                                  -------------
            Net Assets - 100.00% ..........................................                       $ 677,133,054
                                                                                                  =============
                                                                                  Number of
                                                                                   Shares
                                                                                 -----------
SECURITIES SOLD SHORT (NOTE 1D)
     W.E.B.S. Index Fund, Inc. - Hong Kong Series
        (Proceeds $1,128,685) .............................................           76,400      $     830,850
                                                                                                  =============

------------
(a)  Non-income producing security.
(b)  Used as collateral on short sales.

     For Federal income tax purposes, the tax basis of investments owned at December 31, 1997 was $620,547,016 and net unrealized appreciation on investments consisted of:

            Gross unrealized appreciation ...................     $57,589,077
            Gross unrealized depreciation ...................      (7,720,238)
                                                                  -----------
            Net unrealized appreciation .....................     $49,868,839
                                                                  ===========






                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

ASSETS:
      Investments, at value (identified cost $620,475,252) ...............   $ 670,415,855
      Cash ...............................................................         821,753
      Dividends and interest receivable ..................................       6,155,074
      Deposits with broker for securities sold short .....................       1,193,557
      Prepaid expenses ...................................................          44,772
                                                                             -------------
           Total Assets ..................................................     678,631,011
                                                                             -------------
LIABILITIES:
      Accrued advisory fees (Note 3) .....................................         398,272
      Accrued administration fees (Note 3) ...............................           2,402
      Other accrued expenses .............................................         266,433
      Securities sold short, at value (proceeds $1,128,685) ..............         830,850
                                                                             -------------
           Total Liabilities .............................................       1,497,957
                                                                             -------------
NET ASSETS ...............................................................   $ 677,133,054
                                                                             =============
NET ASSET VALUE, PER SHARE:
   ($677,133,054/78,622,476 shares outstanding--Note 4) ..................   $        8.61
                                                                             =============
Net Assets consist of:
      Capital paid-in ....................................................   $ 626,959,479
      Accumulated net realized losses ....................................         (64,863)
      Net unrealized appreciation on investments and securities sold short      50,238,438
                                                                             -------------
                                                                             $ 677,133,054
                                                                             =============







                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year ended December 31, 1997

Investment Income:
     Income:
         Dividends ..............................................................   $ 6,227,857
         Interest ...............................................................    28,630,008
                                                                                    -----------
              Total Income ......................................................    34,857,865
                                                                                    -----------
     Expenses:
         Investment advisory fees (Note 3) ......................................     4,571,606
         Administration fees (Note 3) ...........................................       849,013
         Transfer agent fees ....................................................       482,331
         Printing and postage expenses ..........................................       384,550
         Professional fees (Note 3) .............................................        99,306
         Custodian fees .........................................................        97,963
         Directors' fees and expenses (Note 3) ..................................        76,404
         Miscellaneous ..........................................................       200,405
                                                                                    -----------
              Total Expenses ....................................................     6,761,578
                                                                                    -----------
                  Net Investment Income .........................................    28,096,287
                                                                                    -----------
Realized and Unrealized Gain on Investments:
     Net realized gain on investments (Note 2):
         Security transactions ..................................................    34,508,803
         Short sales transactions ...............................................        72,199
         Futures transactions ...................................................     2,623,873
                                                                                    -----------
                  Net realized gain on investments ..............................    37,204,875
     Increase in unrealized appreciation on investments and securities sold short    24,851,047
                                                                                    -----------
         Net realized and unrealized gain on investments ........................    62,055,922
                                                                                    -----------
         Net increase in net assets resulting from operations ...................   $90,152,209
                                                                                    ===========









                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Years ended
                                                                                  December 31
                                                                         ------------------------------
                                                                              1997            1996
                                                                         -------------    -------------
Increase (Decrease) in Net Assets:
     Operations:
         Net investment income .......................................   $  28,096,287    $  27,214,555
         Net realized gain on investments ............................      37,204,875       18,362,961
         Increase (decrease) in unrealized appreciation on investments
              and securities sold short ..............................      24,851,047       (6,902,204)
                                                                         -------------    -------------
              Net increase in net assets resulting from operations ...      90,152,209       38,675,312
                                                                         -------------    -------------
     Dividends and distributions to shareholders from:
         Net investment income .......................................     (28,076,250)     (27,214,555)
         Net realized gains on investments ...........................     (37,204,875)     (18,739,823)
         Capital paid-in .............................................            --        (17,854,497)
                                                                         -------------    -------------
              Total dividends and distributions to shareholders ......     (65,281,125)     (63,808,875)
                                                                         -------------    -------------
     Capital share transactions:
         Net  asset value of shares issued to shareholders in
              reinvestment of dividends from net investment
              income and distributions from net realized gains
              and capital paid-in ....................................      13,494,402       16,377,716
                                                                         -------------    -------------
     Net increase (decrease) in net assets ...........................      38,365,486       (8,755,847)
Net Assets:
     Beginning of year ...............................................     638,767,568      647,523,415
                                                                         -------------    -------------
     End of year .....................................................   $ 677,133,054    $ 638,767,568
                                                                         =============    =============







                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE 1--Significant Accounting Policies

     The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Portfolio Valuation

     Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed by the Investment
Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 1997) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   B. Security Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

   C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

   D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses.

   E. Federal Income Tax

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

   F. Dividends and Distributions to Shareholders

     Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole. During the year ended December 31, 1997, the Fund reclassified $84,900 from undistributed net realized gains to capital paid-in and $20,037 from undistributed net investment income to undistributed net realized gains.

NOTE 2--Portfolio Transactions

     During the year ended December 31, 1997, the Fund entered into purchase and sale transactions, excluding short term instruments and futures transactions, as follows:
                                                                   United States
                                                                    Government
                                                    Common          and Agency
                                                    Stocks          Obligations
                                                 ------------      ------------
         Cost of Purchases ...............       $191,637,696      $444,225,648
                                                 ============      ============
         Proceeds from Sales .............       $160,919,530      $341,801,914
                                                 ============      ============

NOTE 3--Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued advisory fees of $4,571,606.

     b) Administration Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. For the year ended December 31, 1997, the Fund accrued administration fees of $849,013.

     c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fees: The Fund incurred legal fees of $16,161 during the year ended December 31, 1997, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is a partner.

     e) Brokerage Commissions: During the year ended December 31, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $80,824 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $6,529 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--Capital Stock and Reinvestment Plan

     At December 31, 1997, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 78,622,476 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1997 and December 31, 1996, 1,590,261 and 1,979,527
shares, respectively, were issued pursuant to the Plan.

     On January 2, 1998 the Fund declared a distribution of $0.07 per share to shareholders of record December 31, 1997. This distribution has an ex-dividend date of January 5, 1998 and is payable January 9, 1998.

NOTE 5--Financial Highlights

     Selected data for a share outstanding throughout each year:

                                                                     Year Ended December 31
                                        -----------------------------------------------------------------------------------
                                             1997              1996              1995              1994            1993
                                        -------------     -------------     -------------     -------------   -------------
Per Share Data:
Net asset value, beginning of year ..   $        8.29     $        8.63     $        8.11     $        9.11   $        9.06
                                        -------------     -------------     -------------     -------------   -------------
Income From Investment Operations:
Net investment income ...............            0.36              0.36              0.39              0.29            0.26
Net realized and unrealized
   gains (losses) on investments ....            0.80              0.14              0.97             (0.43)           0.75
                                        -------------     -------------     -------------     -------------   -------------
Total from investment operations ....            1.16              0.50              1.36             (0.14)           1.01
                                        -------------     -------------     -------------     -------------   -------------
Dividends and Distributions:
Dividends from net investment income            (0.36)            (0.36)            (0.39)            (0.29)          (0.26)
Distributions from net realized gains
   on investments ...................           (0.48)            (0.24)            (0.45)             --             (0.70)
Distributions from capital paid-in ..            --               (0.24)             --               (0.57)           --
                                        -------------     -------------     -------------     -------------   -------------
Total Dividends and Distributions ...           (0.84)            (0.84)            (0.84)            (0.86)          (0.96)
                                        -------------     -------------     -------------     -------------   -------------
      Net asset value, end of year ..   $        8.61     $        8.29     $        8.63     $        8.11   $        9.11
                                        =============     =============     =============     =============   =============
      Market value, end of year* ....   $      9.4375     $        8.00     $       8.625     $        8.00   $       10.75
                                        =============     =============     =============     =============   =============
Total investment return .............           30.22%             2.62%            19.19%           (17.08)%         18.37%
                                        =============     =============     =============     =============   =============
Ratios/Supplemental Data:
Net assets, end of year
   (in thousands) ...................   $     677,133     $     638,768     $     647,523     $     591,659   $     648,516
Ratio of expenses to average
   net assets .......................            1.04%             1.03%             1.10%             1.12%           1.11%
Ratio of net investment income to
   average net assets ...............            4.30%             4.31%             4.59%             3.35%           2.85%
Portfolio turnover rate .............           104.7%            147.2%            179.8%            281.0%          293.0%
Average commission rate per share on
   portfolio transactions ...........   $      0.0587     $      0.0591     $      0.0606               N/A             N/A

------------

*Closing Price -- New York Stock Exchange.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Total Return Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Zweig Total Return Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.


New York, New York
February 4, 1998

                        THE ZWEIG TOTAL RETURN FUND, INC.
                                YEAR END RESULTS
                                   (Unaudited)

                              Total Return on
                                 Net Asset       Net Asset       NYSE           Premium
                                   Value           Value      Share Price     (Discount)
                                   -----           -----      -----------     ----------
Year Ended 12/31/97               14.6%            $8.61        $9.4375          9.6%
Year Ended 12/31/96                6.3%             8.29         8.0000         (3.5%)
Year Ended 12/31/95               17.7%             8.63         8.6250         (0.1%)
Year Ended 12/31/94               (1.9%)            8.11         8.0000         (1.4%)
Year Ended 12/31/93               10.7%             9.11        10.7500         18.0%
Year Ended 12/31/92                2.1%             9.06        10.0000         10.4%
Year Ended 12/31/91               20.1%             9.79        10.6250          8.5%
Year Ended 12/31/90                4.2%             9.02         8.6250         (4.4%)
Year Ended 12/31/89               14.9%             9.59         9.7500          1.7%
Inception 9/30/88-12/31/88         1.1%             9.24         9.1250         (1.2%)




================================================================================

KEY INFORMATION

1-800-272-2700   Zweig Shareholder
                 Relations:
                 For general information
                 and literature

(212) 486-3122   The Zweig Total Return
                 Fund Hot Line:
                 For updated on net asset
                 value, share price, major
                 industry groups and other
                 key information

--------------------------------------------------------------------------------
                                REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. If you want to take advantage of this plan and your shares are held in "Street Name," we urge you to consult your broker as soon as possible to determine if you must change registration to your own name to participate.
--------------------------------------------------------------------------------

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser

Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator

Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian

The Bank of New York
48 Wall Street
New York, New York 10015

Transfer Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel

Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

Independent Accountants

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

--------------------------------------------------------------------------------

     This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


ZTR974                                                            3206-ANN-12/97